UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2022 (July 18, 2022)

IMMUNE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 Aloma Ave., Suite 124, Winter Park, Florida	32792
(Address of principal executive offices)	(Zip Code)

888-391-9355
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2022, Kevin Phelps’s employment with Immune Therapeutics, Inc. (the “Company”), including his service as the President, Chief Executive Officer, and Chief Financial Officer of the Company, was concluded. On that date, Mr. Phelps entered into a separation and release agreement (the “Separation Agreement”) with the Company pursuant to which he resigned his employment with the Company effective July 18, 2022. Under the Separation Agreement, the Company agreed to provide Mr. Phelps with a severance payment consisting of three convertible promissory notes that, in the aggregate, have a principal amount of $400,000 (each, a “Note”, and collectively, the “Notes”). The Separation Agreement also includes a customary release of claims by Mr. Phelps in favor of the Company and its affiliates, as well as customary confidentiality and mutual non-disparagement provisions. Mr. Phelps’s resignation was not due to any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies), or practices. Mr. Phelps will remain as a member of the Company’s board of directors.

Two of the Notes are for a principal amount of $100,000 each. The third Note is for a principal amount of $200,000. Each of the three Notes: (a) matures on July 19, 2023 (the “Maturity Date”), with the Company having the option to extend the Maturity Date by six months; (b) carries a six percent (6.00%) per annum simple interest rate; and (c) provides that, if converted by the holder in accordance with its terms, the Company shall issue a number of shares of common stock in the Company to the holder of the Note equal to (i) the principal amount of the Note divided by (ii) $0.05, subject to certain equitable adjustments (the “Conversion Shares”). To convert any of the Notes into Conversion Shares, the Note holder must notify the Company in writing by 11:59 p.m. on July 22, 2022 that it is exercising its conversion right; after that time the three Notes will not be convertible. Each of the three Notes prohibits the Note holder, without the prior written consent of the Company, from selling, pledging, or otherwise transferring the Conversion Shares for one year from their date of issuance, except that up to 5% of the Conversion Shares may be sold, pledged, or otherwise transferred during three of every four calendar quarters during the 18-month period following the issuance date of the converted Note.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 to this report, which is incorporated herein by reference. The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Notes filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this report, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The matters described in Section 1.01 of this Current Report on Form 8-K are incorporated herein by reference. The issuance of the Notes and the Conversion Shares described above will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Kevin Phelps as President, Chief Executive Officer, and Chief Financial Officer

The matters described in Section 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Appointment of Dr. Stephen Wilson as President, Chief Executive Officer, and Interim Chief Financial Officer

On July 19, 2022, the board of directors of the Company appointed Dr. Stephen Wilson, a current member of the Company’s board, as the new President, Chief Executive Officer, and interim Chief Financial Officer of the Company. Dr. Wilson was elected until his successor is duly elected and qualified. There are no arrangements or understandings between Dr. Wilson and any other persons pursuant to which he was selected as Chief Executive Officer, President, or interim Chief Financial Officer. There are no family relationships that exist between Dr. Wilson and any directors or executive officers of the Company.

Dr. Stephen Wilson, age 52, has served as a director of the Company since May 31, 2022. He has been the Chief Executive Officer of Biostax, Inc. from May 2022 to the present. Biostax, Inc. is a biotechnology portfolio investment, management, and development company. Dr. Wilson has also been an Associate Clinical Professor at the University of California, San Diego since May 2022. In addition, he has been a member of the board of directors of Invivoscribe, Inc. since its formation in 2008. Invivoscribe, Inc. is a molecular diagnostics and oncology therapeutics company. From April 2021 to June 2022, Dr. Wilson was employed as the Chief Innovation Officer at Statera Biopharma, Inc. (Nasdaq: STAB), a clinical-stage biopharmaceutical company that develops novel immunotherapies targeting autoimmune, neutropenia/anemia, emerging viruses and cancers based on a proprietary platform designed to rebalance the body’s immune system and restore homeostasis. From 2012 to April 2021, he was the Executive Vice President, Secretary, and Chief Operating Officer with the La Jolla Institute for Immunology (the “Institute”). The Institute is an independent research organization dedicated to understanding the intricacies and power of the immune system so that such knowledge may be applied to promote human health and prevent a wide range of diseases. He was a Vice President and Chief Technology Officer at the Institute from 2003 to 2012, its Director of Information and Research Technology from 1999-2003, and a National Institutes of Health and National Multiple Sclerosis Society postdoctoral fellow at the Institute from 1997-1999. Dr. Wilson is a trained immunologist. He earned his doctorate from the University of Arizona’s College of Medicine in Immunology.

There has been no transaction, nor is there any currently proposed transaction, between Dr. Wilson and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On July 22, 2022, the Company issued a press release announcing the appointment of Dr. Stephen Wilson as the Company’s Chief Executive Officer, President, and interim Chief Financial Officer, and announcing Kevin Phelps’s resignation as the Company’s Chief Executive Officer, President, and Chief Financial Officer. A copy of the press release is attached to this report as Exhibit 99.1. The press release furnished in this report as Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Convertible Promissory Note in the Principal Amount of $100,000, dated July 19, 2022, between Immune Therapeutics, Inc. and Kevin Phelps
4.2	Convertible Promissory Note in the Principal Amount of $100,000, dated July 19, 2022, between Immune Therapeutics, Inc. and Kevin Phelps
4.3	Convertible Promissory Note in the Principal Amount of $200,000, dated July 19, 2022, between Immune Therapeutics, Inc. and Kevin Phelps
10.1	Separation and Release Agreement, dated July 19, 2022, between Kevin Phelps and Immune Therapeutics, Inc.
99.1	Press release dated July 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2022	IMMUNUNE THERAPEUTICES, INC.

/s/ Stephen Wilson
	Name:	Dr. Stephen Wilson
	Title:	Chief Executive Officer

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